Exhibit 99.1

400 Centre Street, Newton, MA 02458-2076	tel: (617) 796-8350 fax: (617) 796-8385

FOR IMMEDIATE RELEASE	Contact: Timothy A. Bonang, Vice President, Investor Relations
Elisabeth A. Heiss, Manager, Investor Relations
(617) 796-8245
www.fivestarseniorliving.com

Five Star Quality Care, Inc. Reports Third Quarter 2010 Results

Newton, MA (October 27, 2010).  Five Star Quality Care, Inc. (NYSE Amex: FVE) today announced its financial results for the quarter and nine months ended September 30, 2010.

Third Quarter 2010 Financial Highlights:

•                  Total revenues for the third quarter of 2010 increased 6.7% to $315.1 million from $295.3 million for the same period last year.

•                  Income from continuing operations for the third quarter of 2010 was $5.6 million compared to $4.4 million for the same period last year.

•                  Income per share from continuing operations for the third quarter of 2010 was $0.16 and $0.15 per share, basic and diluted, respectively compared to $0.13 per basic and diluted share for the same period last year.

•                  Income from continuing operations for the third quarter of 2010 included a gain on early extinguishment of debt that resulted in a positive impact of $66,000 to our earnings, but had no impact on our earnings per share from continuing operations.  Income from continuing operations for the third quarter of 2009 included several items that, in aggregate, resulted in a positive impact of $4.0 million, or $0.12 and $0.10 per share, basic and diluted, respectively, to our earnings.

•                  Earnings before interest, taxes, depreciation and amortization, or EBITDA, for the third quarter of 2010 was $10.1 million compared to $9.4 million for the same period last year.  As discussed above:  EBITDA for the third quarter of 2010 included a gain on early extinguishment of debt of $66,000; and EBITDA for the third quarter of 2009 had items that, in aggregate, had a positive impact of $4.0 million.  EBITDA excluding these items was $10.0 million in the third quarter 2010 compared with $5.4 million for the same period last year.

•                  A reconciliation of income from continuing operations determined in accordance with U.S. generally accepted accounting principles, or GAAP, to EBITDA and EBITDA excluding certain items for the quarters ended September 30, 2010 and 2009 appears later in this press release.

Third Quarter 2010 Operating Highlights (Senior Living Communities):

•                  Senior living occupancy for the third quarter of 2010 was 86.2% compared to 86.4% for the same period last year and 86.2% for the second quarter of 2010.

•                  Senior living average daily rate for the third quarter of 2010 increased by 2.7% to $148.40 from $144.54 in the same period last year.

•                  The percentage of senior living revenues derived from private and sources other than Medicare and Medicaid for the third quarter of 2010 increased to 70.1% from 69.7% for the same period last year.

•                  For those senior living communities that we have operated continuously since July 1, 2009 (comparable communities), occupancy for the third quarter of 2010 was 86.1% compared to 86.4% for the same period last year and 86.1% for the second quarter of 2010.

•                  The average daily rate at comparable communities for the third quarter of 2010 increased by 2.9% to $148.80 from $144.54 in the same period last year.

Year to Date Financial Highlights:

•                  Total revenues for the nine months ended September 30, 2010 increased 6.0% to $935.3 million from $882.5 million for the same period last year.

•                  Income from continuing operations for the nine months ended September 30, 2010 was $18.2 million compared to income from continuing operations of $38.9 million for the same period last year.

•                  Income per share from continuing operations for the nine months ended September 30, 2010 was $0.51 and $0.50, basic and diluted, respectively, compared to $1.18 and $1.06, basic and diluted, respectively, for the same period last year.

•                  Income from continuing operations for the nine months ended September 30, 2010 included several items that, in aggregate, resulted in a positive impact of $626,000, or $0.02 per share, basic and diluted, to our earnings.  These items were a $4.9 million unrealized gain on our holdings of auction rate securities and a $484,000 gain on early extinguishment of debt, offset by a $4.7 million unrealized loss on our UBS put right related to auction rate securities.  Income from continuing operations for the nine months ended September 30, 2009 included several items that, in aggregate, resulted in a positive impact of $32.8 million, or $1.00 and $0.85 per share, basic and diluted, respectively.  These items included a $34.3 million gain on early extinguishment of debt, and a $3.4 million unrealized gain on our holdings of auction rate securities and a $795,000 gain on sale of available for sale securities held by our captive insurance company, offset by a $2.9 million loss due to the impairment of our investments in certain marketable securities held by our captive insurance company and a $2.8 million unrealized loss on our UBS put right related to auction rate securities.

•                  EBITDA for the nine months ended September 30, 2010 was $32.4 million compared to $54.4 million for the same period last year.  As discussed above: EBITDA for the first nine months of 2010 had items that, in aggregate, resulted in a positive impact of $626,000; and EBITDA for the first nine months of 2009 had items that, in aggregate, resulted in a positive impact of $32.8 million.  EBITDA excluding these items was $31.8 million for the first nine months of 2010 compared with $21.6 million for the same period last year.

•                  A reconciliation of income from continuing operations determined in accordance with GAAP to EBITDA and EBITDA excluding certain items for the nine months ended September 30, 2010 and 2009 appears later in this press release.

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Other Highlights:

During July 2010, we repaid one of our United States Department of Housing and Urban Development, or HUD, insured mortgage notes, with a principal balance of $4.5 million.  As a result, we recorded a $134,000 prepayment penalty.

During July 2010, at our request, our landlord Senior Housing Properties Trust, or SNH, sold four skilled nursing facilities located in Nebraska with aggregate 196 living units that we leased from SNH and our rent to SNH decreased by approximately $145,000 per year.

During the nine months ended September 30, 2010, we purchased and retired $8.6 million par value of our outstanding convertible senior notes due in 2026 for $7.8 million, plus accrued interest, and recorded a $618,000 gain, net of related unamortized costs, on this early extinguishment of debt.  This gain was partially offset by the $134,000 related to the penalty to prepay the HUD insured mortgage note.

On August 2, 2010, we commenced operations at a continuing care retirement community with a total of 110 independent, assisted living and skilled nursing units that we acquired from an unrelated party.

Conference Call:

On October 27, 2010 at 5:00 p.m. Eastern Time, Bruce J. Mackey Jr., President and Chief Executive Officer, and Paul V. Hoagland, Treasurer and Chief Financial Officer, will host a conference call to discuss the third quarter financial results.  Following the Company’s remarks, there will be a question and answer period.

The conference call telephone number is (800) 230-1059.  Participants calling from outside the United States and Canada should dial (612) 234-9960. No pass code is necessary to access the call from either number. Participants should dial in about 15 minutes prior to the scheduled start of the call.  A replay of the conference call will be available through 11:59 p.m. Eastern Daylight Time Wednesday, November 3, 2010. To hear the replay, dial (800) 475-6701 or (320) 365-3844 from outside the United States and Canada.  The replay pass code is 169582.

A live audio webcast of the conference call will also be available in a listen only mode on the Company’s web site at www.fivestarqualitycare.com.  Participants wanting to access the webcast should visit the Company’s web site about five minutes before the call.  The archived webcast will be available for replay on the Company’s web site for about one week after the call.

About Five Star Quality Care, Inc.:

Five Star Quality Care, Inc. is a senior living and healthcare services company.  Five Star owns or leases and operates 214 senior living communities with 22,774 living units located in 30 states.  These communities include independent living, assisted living and skilled nursing communities.  Five Star also operates five institutional pharmacies and two rehabilitation hospitals.  Five Star is headquartered in Newton, Massachusetts.

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FIVE STAR QUALITY CARE, INC.

CONDENSED CONSOLIDATED STATEMENT OF INCOME

(in thousands, except share data)

(unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2010	2009	2010	2009
Revenues:
Senior living revenue	$270,024	$251,795	$801,585	$752,024
Rehabilitation hospital revenue	24,756	24,641	73,917	75,008
Institutional pharmacy revenue	20,280	18,868	59,770	55,418
Total revenues	315,060	295,304	935,272	882,450

Operating expenses:
Senior living wages and benefits	135,810	128,851	402,364	382,957
Other senior living operating expenses	65,573	62,427	191,545	182,881
Rehabilitation hospital expenses	22,579	22,363	68,196	68,011
Institutional pharmacy expenses	19,717	18,296	58,223	54,957
Rent expense	47,628	44,468	142,162	132,929
General and administrative	13,751	13,465	40,975	38,914
Depreciation and amortization	4,248	3,993	12,495	12,415
Total operating expenses	309,306	293,863	915,960	873,064

Operating income	5,754	1,441	19,312	9,386

Interest, dividend and other income	322	479	1,623	2,394
Interest and other expense	(690)	(964)	(2,388)	(3,390)
Gain (loss) on investments in trading securities	—	(238)	4,856	3,473
(Loss) gain on UBS put right related to auction rate securities	—	455	(4,714)	(2,832)
Equity in income (losses) of Affiliates Insurance Company	35	(23)	(17)	(132)
Gain on early extinguishment of debt	66	3,031	484	34,262
Gain on sale of available for sale securities	—	795	—	795
Impairment of investments in available for sale securities	—	—	—	(2,947)

Income from continuing operations before income taxes	5,487	4,976	19,156	41,009
Benefit (provision) for income taxes	123	(565)	(930)	(2,074)
Income from continuing operations	5,610	4,411	18,226	38,935
Loss from discontinued operations	(452)	(303)	(830)	(877)

Net income	$5,158	$4,108	$17,396	$38,058

Weighted average shares outstanding - basic	35,724	34,219	35,698	32,890

Weighted average shares outstanding - diluted	38,937	38,835	39,302	38,554

Basic income per share from:
Continuing operations	$0.16	$0.13	$0.51	$1.18
Discontinued operations	(0.01)	(0.01)	(0.02)	(0.03)
Net income per share - basic	$0.15	$0.12	$0.49	$1.15

Diluted income per share from:
Continuing operations	$0.15	$0.13	$0.50	$1.06
Discontinued operations	(0.01)	(0.01)	(0.02)	(0.02)
Net income per share - diluted	$0.14	$0.12	$0.48	$1.04

FIVE STAR QUALITY CARE, INC.

CONDENSED CONSOLIDATED BALANCE SHEET DATA

(in thousands, except share data)

(unaudited)

	September 30, 2010	December 31, 2009
Assets
Current assets:
Cash and cash equivalents	$36,709	$5,017
Accounts receivable, net of allowance	62,492	61,418
Investments in trading securities	—	65,961
Investments in available for sale securities	12,323	11,893
Restricted cash	6,465	7,597
UBS put right related to auction rate securities	—	8,322
Prepaid expenses and other current assets	18,586	20,162
Total current assets	136,575	180,370

Property and equipment, net	208,955	192,742
Equity investment in Affiliates Insurance Company	5,058	5,000
Restricted cash and investments	17,005	14,670
Goodwill and other long term assets	20,098	20,318
Total assets	$387,691	$413,100

Liabilities and Shareholders’ Equity
Total current liabilities	141,019	178,204

Mortgage notes payable	7,724	12,284
Convertible senior notes	41,065	49,707
Other long term liabilities	38,543	33,590
Shareholders’ equity (35,723,814 and 35,668,814 shares issued and outstanding at September 30, 2010 and December 31, 2009)	159,340	139,315
	$387,691	$413,100

FIVE STAR QUALITY CARE, INC.

SENIOR LIVING COMMUNITY OPERATING DATA(1)

(dollars in thousands, except average daily rate)

	Three months ended		Nine months ended
	September 30,		September 30,
	2010	2009	2010	2009

Number of communities (end of period)	214	202	214	202
Number of living units (end of period)	22,774	21,722	22,774	21,722
Number of living units % growth	4.8%		4.8%

Occupancy	86.2%	86.4%	86.3%	86.6%
Average daily rate (ADR)	$148.40	$144.54	$148.71	$145.24
ADR % growth	2.7%		2.4%

Percent breakdown of net senior living revenues:
Medicaid	16.1%	16.2%	15.7%	16.0%
Medicare	13.8%	14.1%	14.1%	14.5%
Private and other sources	70.1%	69.7%	70.2%	69.5%
Total	100.0%	100.0%	100.0%	100.0%

Senior living revenues	$270,024	$251,795	$801,585	$752,024
Senior living revenues % growth	7.2%		6.6%

Senior living wages and benefits	$135,810	$128,851	$402,364	$382,957
Senior living wages and benefits as a % of senior living revenues	50.3%	51.2%	50.2%	50.9%
Other senior living operating expenses	$65,573	$62,427	$191,545	$182,881
Other senior living operating expenses as a % of senior living revenues	24.3%	24.8%	23.9%	24.3%
Community expenses(2) % growth	5.3%		5.0%

(1)            Excludes data for institutional pharmacy, rehabilitation hospital operations and discontinued senior living operations.

(2)            Community expenses equal senior living wages and benefits and other senior living operating expenses as shown on our consolidated statement of income.

FIVE STAR QUALITY CARE, INC.

COMPARABLE SENIOR LIVING COMMUNITY OPERATING DATA(1)

(dollars in thousands, except average daily rate)

	Three months ended		Nine months ended
	September 30,(2)		September 30,(3)
	2010	2009	2010	2009

Number of communities (end of period)	202	202	202	202
Number of living units (end of period)	21,722	21,722	21,722	21,722

Occupancy	86.1%	86.4%	86.1%	86.6%
Average daily rate (ADR)	$148.80	$144.54	$148.96	$145.24
ADR % growth	2.9%		2.6%

Percent breakdown of net senior living revenues:
Medicaid	16.4%	16.2%	16.0%	16.0%
Medicare	14.2%	14.1%	14.5%	14.5%
Private and other sources	69.4%	69.7%	69.5%	69.5%
Total	100.0%	100.0%	100.0%	100.0%

Senior living revenues	$258,439	$251,795	$767,976	$752,024
Senior living revenues % growth	2.6%		2.1%

Senior living wages and benefits	$129,994	$128,851	$385,536	$382,957
Senior living wages and benefits as a % of senior living revenues	50.3%	51.2%	50.2%	50.9%
Other senior living operating expenses	$62,912	$62,427	$184,024	$182,881
Other senior living operating expenses as a % of senior living revenues	24.3%	24.8%	24.0%	24.3%
Community expenses(4) % growth	0.9%		0.7%

(1)	Excludes data for institutional pharmacy, rehabilitation hospital operations and discontinued senior living operations.
(2)	Communities that we have operated continuously since July 1, 2009.
(3)	Communities that we have operated continuously since January 1, 2009.
(4)	Community expenses equal senior living wages and benefits and other senior living operating expenses as shown on our consolidated statement of income.

FIVE STAR QUALITY CARE, INC.

SENIOR LIVING COMMUNITY FINANCIAL DATA(1)

(dollars in thousands, except average daily rate)

	Three months ended		Nine months ended
	September 30,		September 30,
	2010	2009	2010	2009

Independent and assisted living community revenue(2)	$204,234	$187,538	$607,921	$558,787
Skilled nursing facility revenue	65,790	64,257	193,664	193,237
Total senior living revenue	$270,024	$251,795	$801,585	$752,024

Independent and assisted living community wages and benefits	$94,197	$87,391	$278,147	$257,966
Skilled nursing facility wages and benefits	41,613	41,460	124,217	124,991
Total senior living wages and benefits	$135,810	$128,851	$402,364	$382,957

Independent and assisted living community operating expenses	$49,475	$46,663	$145,162	$136,753
Skilled nursing facility operating expenses	16,098	15,764	46,383	46,128
Total other senior living operating expenses	$65,573	$62,427	$191,545	$182,881

(1)            Excludes data for discontinued senior living operations.

(2)            Includes rehabilitation and other specialty service revenues provided at residential facilities and expenses associated with our captive insurance company.

COMPARABLE SENIOR LIVING COMMUNITY FINANCIAL DATA(1)

	Three months ended		Nine months ended
	September 30,(3)		September 30,(4)
	2010	2009	2010	2009

Independent and assisted living community revenue(2)	$192,649	$187,538	$574,312	$558,787
Skilled nursing facility revenue	65,790	64,257	193,664	193,237
Total senior living revenue	$258,439	$251,795	$767,976	$752,024

Independent and assisted living community wages and benefits	$88,381	$87,391	$261,319	$257,966
Skilled nursing facility wages and benefits	41,613	41,460	124,217	124,991
Total senior living wages and benefits	$129,994	$128,851	$385,536	$382,957

Independent and assisted living community operating expenses	$46,814	$46,663	$137,641	$136,753
Skilled nursing facility operating expenses	16,098	15,764	46,383	46,128
Total other senior living operating expenses	$62,912	$62,427	$184,024	$182,881

(1)            Excludes data for discontinued senior living operations.

(2)            Includes rehabilitation and other specialty service revenues provided at residential facilities and expenses associated with our captive insurance company.

(3)            Communities that we have continuously operated since July 1, 2009.

(4)            Communities that we have continuously operated since January 1, 2009.

FIVE STAR QUALITY CARE, INC.

OTHER OPERATING DATA(1)

(dollars in thousands, except average daily rate)

	Three months ended		Nine months ended
	September 30,		September 30,
	2010	2009	2010	2009
Number of senior living communities(2) (end of period):
Assisted and independent living communities, owned	24	23	24	23
Assisted and independent living communities, leased	147	136	147	136
Total number of assisted and independent living communities	171	159	171	159

Skilled nursing communities, owned	2	2	2	2
Skilled nursing communities, leased	41	41	41	41
Total number of skilled nursing communities	43	43	43	43

Total number of senior living communities	214	202	214	202

Number of senior living units (end of period):
Assisted and independent living communities, owned	2,077	1,967	2,077	1,967
Assisted and independent living communities, leased(3)	16,645	15,703	16,645	15,703
Total number of assisted and independent living units	18,722	17,670	18,722	17,670

Skilled nursing communities, owned	271	271	271	271
Skilled nursing communities, leased(4)	3,781	3,781	3,781	3,781
Total number of skilled nursing units	4,052	4,052	4,052	4,052

Total number of senior living units	22,774	21,722	22,774	21,722

Senior living revenues:
Assisted and independent living communities	$201,729	$185,405	$600,824	$552,791
Skilled nursing communities	65,790	64,257	193,664	193,237
Other(5)	2,505	2,133	7,097	5,996
Total senior living revenues	$270,024	$251,795	$801,585	$752,024

Senior living data:
Assisted and independent living communities occupancy	86.4%	86.4%	86.6%	86.5%
Assisted and independent living communities ADR	$135.76	$131.98	$136.42	$132.43
Assisted and independent living communities ADR % growth	2.9%		3.0%

Skilled nursing communities occupancy	85.0%	86.5%	84.8%	87.0%
Skilled nursing communities ADR	$207.70	$199.26	$206.45	$200.86
Skilled nursing communities ADR % growth	4.2%		2.8%

Rehabilitation hospital data:
Rehabilitation hospital units	321	321	321	321
Rehabilitation hospital occupancy	54.8%	58.6%	54.8%	60.5%

(1)            Excludes data for institutional pharmacy operations and discontinued senior living operations.

(2)            Communities are categorized by the type of living units which constitute a majority of the total living units at the community.

(3)            Includes 2,025 and 1,885 skilled nursing units in communities where assisted living and independent living services are the predominant services provided for the three and nine months ended September 30, 2010 and 2009, respectively.

(4)            Includes 95 assisted living and independent living units in communities where skilled nursing services are the predominant services provided for the three and nine months ended September 30, 2010 and 2009.

(5)            Other senior living revenues relates primarily to rehabilitation and other specialty service revenues provided at residential facilities and does not include revenues from institutional pharmacy or rehabilitation hospital operations.

FIVE STAR QUALITY CARE, INC.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(in thousands, except per share data)

The reconciliation of income from continuing operations to earnings before interest, taxes, depreciation and amortization, or EBITDA, and EBITDA excluding certain items for the three and nine months ended September 30, 2010 is below.  EBITDA and EBITDA excluding certain items are not financial measures determined according to U.S. generally accepted accounting principles, or GAAP.  We consider EBITDA and EBITDA excluding certain items to be a meaningful disclosure because we believe that the inclusion of these non-GAAP financial measures may help investors to gain a better understanding of changes in our core operating results, and may also help investors who wish to make comparisons between us and other companies on both a GAAP and a non-GAAP basis. EBITDA and EBITDA excluding certain items as presented may not, however, always be comparable to amounts calculated by other companies. These non-GAAP financial measures are used by management to evaluate financial performance and resource allocation for our communities and for us as a whole and for comparing such performance to that of prior periods and to the performance of our competitors.  This information should not be considered as an alternative to net income or any other financial operating or performance measure established by GAAP.

	For the three months		For the nine months
	ended September 30,		ended September 30,
	2010	2009	2010	2009
Income from continuing operations	$5,610	$4,411	$18,226	$38,935
Add: interest and other expense	690	964	2,388	3,390
Add: income tax expense	—	565	930	2,074
Add: depreciation and amortization	4,248	3,993	12,495	12,415
Less: income tax benefit	(123)	—	—	—
Less: interest, dividend and other income	(322)	(479)	(1,623)	(2,394)
EBITDA	10,103	9,454	32,416	54,420
Add: impairment of certain investments	—	—	—	2,947
Add: unrealized loss on investments in trading securities	—	238	—	—
Add: unrealized loss on UBS put right related to auction rate securities	—	—	4,714	2,832
Less: unrealized gain on investments in trading securities	—	—	(4,856)	(3,473)
Less: unrealized gain on UBS put right related to auction rate securities	—	(455)	—	—
Less: gain on sale of investments in available for sale securities	—	(795)	—	(795)
Less: gain on early extinguishment of debt	(66)	(3,031)	(484)	(34,262)
EBITDA excluding certain items	$10,037	$5,411	$31,790	$21,669